CLASSIFIED – INTERNAL USE Second Quarter 2015 Results August 11, 2015

2CLASSIFIED – INTERNAL USE Forward-Looking Statements • Forward-looking statements in this presentation regarding our revenues, restaurant-level operating profit margins, new restaurant growth (including Red Robin Burger Works) and remodels, future economic performance, costs, expenses, tax rate, capital investments, promotions, statements under the heading “2015 Outlook,” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project,” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. We undertake no obligation to update such statements to reflect events or circumstances arising after such date, and we caution investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s marketing and menu strategies to achieve restaurant sales growth; the number, cost, timing, and ability to fulfill planned expansion and restaurant remodeling; the cost and availability of key food products, labor, and energy; the ability to achieve revenue and cost savings from our anticipated new technology systems and other initiatives; the macro economic and competitive environment; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of our business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results and providing meaningful period- to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q2 press release posted on redrobin.com.

3CLASSIFIED – INTERNAL USE Strategic Priorities Engagement Efficiency Expansion

4CLASSIFIED – INTERNAL USE Red Robin Delivered Strong Q2 Results • Comparable restaurant revenue up 2.9% • Restaurant revenue increased 14.6% • Restaurant-level operating profit was 22.5% compared to 22.2% in prior year • Adjusted diluted EPS was $0.78, an increase of 14.7% • Adjusted EBITDA was $35.0 million, an increase of 19.6% • 4 Red Robin® restaurants opened in Q2

5CLASSIFIED – INTERNAL USE Brand Transformation Initiative Progress • 31 completed during Q2 2015 toward goal of 150 remodels this year • 295 restaurants conforming to new brand standard by year end, including new restaurant openings Patriot Place restaurant in Foxboro, MA

6CLASSIFIED – INTERNAL USE Unique Guest Engagement Tactics • Ziosk deploying nationally • Burgers and a Movie™ - Terminator: Genisys • Genisys Burger • Blue Haze cocktail • Kids Menu – Plating and presentation New kids plates

7CLASSIFIED – INTERNAL USE Red Robin Royalty - Earn money for your school! • Burgers for Better Schools • Visit www.redrobin.com/betterschools to sign up

8CLASSIFIED – INTERNAL USE Upcoming Traffic Driving Initiatives

CLASSIFIED – INTERNAL USE 9 Financial Update

10CLASSIFIED – INTERNAL USE $32.5 $29.7 $21.0 $25.8 $37.0 $29.3 $25.6 $31.1 $47.0 $35.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q1 Q2 Q3 Q4 2013 2014 2015 Trailing 4 Quarters Q2 2015 $138.7M Q2 2014 $113.1M Adjusted EBITDA ($ in millions) 10 See slide 24 for reconciliation of non-GAAP Adjusted EBITDA to Net Income

11CLASSIFIED – INTERNAL USE Q2-15 Sales Highlights Q2-15 (12 Weeks) Q2-14 (12 Weeks) Change Restaurant revenue $288.7 million $251.8 million +14.6% Total company revenues $293.0 million $256.1 million +14.4% Company-owned comp revenue 2.9% 1.2% +170 bps Price/Mix 2.4% 3.7% -130 bps Guest counts 0.5% -2.5% +300 bps Franchised comp revenue 6.6% 2.9% +370 bps Company avg. weekly revenue/unit(1) - total $58,321 $57,549 +1.3% Company avg. weekly revenue/unit(1) - comp $59,234 $57,556 +2.9% Avg. weekly restaurant level operating profit/unit(1) - comp $14,094 $12,994 +8.5% Red Robin operating weeks(1) 4,916 4,360 +12.8% Burger Works operating weeks 120 64 +87.5% Net sales/sq. ft (TTM) $467 $460 +1.5% (1) Excludes Red Robin Burger Works® fast casual restaurants

12CLASSIFIED – INTERNAL USE Comparable Restaurant Revenue Growth 5.4% 1.2% 0.9% 3.6% 3.1% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q114 Q214 Q314 Q414 Q115 Q215

13CLASSIFIED – INTERNAL USE Taking Market Share – Year Over Year 2.4% 5.2% 7.7% 5.2% 7.0% 2.6% -0.6% 2.3% 1.1% 1.7% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% Q1 Q2 Q3 Q4 Sales Outperformance 2013 2014 2015 Source: Based on current Black Box Intelligence Casual Dining (All Cuisine) peers as of July 12, 2015

14CLASSIFIED – INTERNAL USE Taking Market Share – Year Over Year 1.7% 2.1% 4.6% 2.2% 4.2% 0.5% -1.1% 1.8% 2.1% 2.3% -1.5% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% Q1 Q2 Q3 Q4 Traffic Outperformance 2013 2014 2015 Source: Based on current Black Box Intelligence Casual Dining (All Cuisine) peers as of July 12, 2015

15CLASSIFIED – INTERNAL USE 21.5% 23.3% 20.4% 21.7% 22.4% 22.2% 19.5% 21.3% 23.0% 22.5% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2013 2014 2015 (2) (2) (2) (2) RLOP (1) Margins 15 (1) See reconciliation of non-GAAP restaurant-level operating profit to income from operations and net income on Schedule II of the Q2 press release posted on redrobin.com (2) Excluding 2014 acquired restaurants, restaurant-level operating profit margin was 23.1% in the second quarter of 2015, 23.7% in the first quarter of 2015, 22.2% in the fourth quarter of 2014, and 20.1% in the third quarter of 2014

16CLASSIFIED – INTERNAL USE Q2-15 Restaurant Results 16 % of Restaurant Revenue Q2-15 % of Restaurant Revenue Q2-14 Favorable (Unfavorable) Cost of sales 24.8% 25.3% 50 bps Labor 32.4% 32.8% 40 bps Other operating 12.3% 12.3% 0 bps Occupancy 8.0% 7.4% (60 bps) Restaurant Level Operating Profit (Non-GAAP) 22.5% 22.2% 30 bps

17CLASSIFIED – INTERNAL USE Adjusted Net Income $9.5 $11.1 $4.7 $9.1 $11.9 $9.8 $7.2 $9.4 $15.6 $11.2 $3.0 $5.0 $7.0 $9.0 $11.0 $13.0 $15.0 $17.0 Q1 Q2 Q3 Q4 2013 2014 2015 ($ in millions) 17 See slide 26 for reconciliation of non-GAAP Adjusted Net Income to Net Income

18CLASSIFIED – INTERNAL USE Adjusted Earnings Per Diluted Share $0.66 $0.77 $0.32 $0.62 $0.82 $0.68 $0.50 $0.66 $1.10 $0.78 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 Q1 Q2 Q3 Q4 2013 2014 2015 18 See slide 26 for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings Per Diluted share 25.3% Growth Q2 2015 YTD vs Q2 2014 YTD

19CLASSIFIED – INTERNAL USE 2015 Outlook • Total revenues expected to grow approximately 12.0% • Comparable restaurant revenue growth approximately 3.0% • RLOP margins expected to approach 22.2% • Open 20 new and relocate 3 company-owned Red Robin restaurants, open 3 to 5 Red Robin Burger Works, and complete approximately 150 remodels • Capital investments expected to be approximately $170 million • G&A costs expected to be between $101 million and $103 million; selling expenses expected to be approximately 3.3% of sales • Pre-opening expense approximately $7.0 million • Depreciation and amortization costs projected to be between $78 million and $79 million • Interest expense expected to be approximately $4 million and the tax rate is expected to be approximately 27.5%

20CLASSIFIED – INTERNAL USE In Closing 20

21CLASSIFIED – INTERNAL USE Thank you to all of our Team Members! 17

CLASSIFIED – INTERNAL USE 22 Appendix

23CLASSIFIED – INTERNAL USE $40.4 $30.6 $11.2 $31.3 $36.0 $20.1 $26.8 $40.7 $36.0 $31.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q1 Q2 Q3 Q4 2013 2014 2015 Cash Flow from Operations ($ in millions) 23 36.7% Growth Trailing 4 Quarters Q2 2015 $134.8M Q2 2014 $98.6M

24CLASSIFIED – INTERNAL USE Q2-15 Commodity Update 24 % of Total COGS in Q2-15 Market vs. Contract Ground beef 15.7% Market Poultry 11.3% Chicken tenders: 60% contract through 12/15, All other items 100% contract through 12/15 Steak fries 9.9% Contract through 10/16 Meat 7.1% Bacon through 9/15; Prime rib through 3/16 Produce 7.2% Contract through 10/15 Bread 6.2% Contract through 12/15 Seafood 3.0% Cod through 12/15; Shrimp through 12/15 Fry oil 1.7% Contract through 6/16

25CLASSIFIED – INTERNAL USE EBITDA and Adjusted EBITDA Reconciliation to Net Income 25 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net income as reported $ 9,480 $11,139 $4,661 $6,959 $11,944 $9,470 $ 7,208 $3,939 $16,565 $11,166 Adjustments to net income: Income tax expense 2,977 3,576 1,517 940 4,424 3,521 1,032 321 6,220 4,410 Interest expense, net 1,052 623 558 399 689 619 927 720 1,088 805 Depreciation and amortization 17,834 13,319 13,436 13,611 18,886 14,120 15,209 16,364 23,003 17,260 Non-cash stock-based compensation 1,192 1,050 857 724 1,009 1,021 1,178 959 1,446 1,403 EBITDA $32,535 $29,707 $21,029 $22,633 $36,952 $28,751 $25,554 $22,303 $48,322 $35,044 Change in estimate for gift card breakage - - - - - - - - (1,369) - Executive transition & severance - - - - - 544 - - - - Impairment and closure charges - - - 1,517 - - - 8,833 - - Non-recurring special bonus - - - 1,626 - - - - - - Adjusted EBITDA $32,535 $29,707 $21,029 $25,776 $36,952 $29,295 $25,554 $31,136 $46,953 $35,044 ($ in thousands)

26CLASSIFIED – INTERNAL USE Reconciliation of Adjusted Net Income to Net Income and Adjusted Earnings Per Diluted Share to Earnings Per Diluted Share 26 2013 2014 2015 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Net income as reported $ 9,480 $ 11,139 $ 4,661 $ 6,959 $ 11,944 $ 9,470 $ 7,208 $ 3,939 $ 16,565 $ 11,166 Adjustments to net income: Change in estimate for gift card breakage - - - - - - - - (1,369) - Executive transition & severance - - - - - 544 - - - - Impairment and closure charges - - - 1,517 - - - 8,833 - - Non-recurring special bonus - - - 1,626 - - - - - - Income tax expense of adjustments - - - (974) - (183) - (3,379) 439 - Adjusted net income $ 9,480 $ 11,139 $ 4,661 $ 9,128 $ 11,944 $ 9,831 $ 7,208 $ 9,393 $ 15,635 $ 11,166 Diluted net income per share: Net income as reported $ 0.66 $ 0.77 $ 0.32 $ 0.48 $ 0.82 $ 0.65 $ 0.50 $ 0.28 $ 1.16 $ 0.78 Adjustments to net income: Change in estimate for gift card breakage - - - - - - - - (0.09) - Executive transition & severance - - - - - 0.04 - - - - Impairment and closure charges - - - 0.10 - - - 0.62 - - Non-recurring special bonus - - - 0.11 - - - - - - Income tax expense of adjustments - - - (0.07) - (0.01) - (0.24) 0.03 - Adjusted EPS – diluted $ 0.66 $ 0.77 $ 0.32 $ 0.62 $ 0.82 $ 0.68 $ 0.50 $ 0.66 $ 1.10 $ 0.78 ($ in thousands, except per share data)